Exhibit 10.5

GLAUKOS CORPORATION

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

This Amendment No. 1 to Third Amended and Restated Voting Agreement (this “Amendment”), dated as of July 10, 2014, is made by and among Glaukos Corporation, a Delaware corporation (the “Company”), and the signatories hereto.

RECITALS

A.            The Company and certain of its stockholders are parties to that certain Third Amended and Restated Voting Agreement, dated as of January 22, 2013 (the “Existing Agreement”). Defined terms used but not otherwise defined herein shall have the meaning therefor set forth in the Existing Agreement.

B.            Pursuant to Section 8 of the Existing Agreement, certain provisions of the Existing Agreement may be amended or waived with the written consent of the Company, the holders of sixty-seven percent (67%) of the Preferred Stock held by the Investors and the holders of a majority of the Common Stock held by the Stockholders as of the date of the Existing Agreement.

C.            The Company and certain stockholders party to the Existing Agreement desire to amend the Existing Agreement on the terms and conditions set forth herein.

D.            The undersigned parties to this Amendment, other than the Company, have the requisite votes to amend the provision of Existing Agreement set forth below, which amendment shall be binding upon the Company, the undersigned parties and the other parties to the Existing Agreement and each of their respective successors and assigns.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.             Section 3 of the Existing Agreement is hereby amended to read in its entirety as follows:

“The Stockholders and the Investors agree not to vote or act with respect to their Shares to provide for the election of more than thirteen (13) nor less than eight (8) authorized directors, such authorized number to be set from time to time by the Board of Directors (provided, however, that no reduction in the authorized number of directors shall have the effect of removing any director before that director’s term of office expires).”

2.             Except as herein amended, the Existing Agreement shall in all other respects remain unchanged and in full force and effect according to its terms.

3.             This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY

GLAUKOS CORPORATION

By:	/s/ Thomas W. Burns
Thomas W. Burns
President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

DOMAIN PARTNERS IV, L.P.

By:	One Palmer Square Associates IV, L.L.C.
Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

DP IV ASSOCIATES, L.P.

By:	One Palmer Square Associates IV, L.L.C.
Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

DOMAIN PARTNERS VIII, L.P.

By:	One Palmer Square Associates VIII, L.L.C.
Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

DP VIII ASSOCIATES, L.P.

By:	One Palmer Square Associates VIII, L.L.C.
Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

VERSANT VENTURE CAPITAL I, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT AFFILIATES FUND I-A, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT AFFILIATES FUND I-B, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT SIDE FUND I, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

FRAZIER HEALTHCARE V, L.P.
By: FHM V, LP, its General Partner
By: FHM V, LLC, its General Partner

By:	/s/ Nathan Every
Nathan Every

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

GUND INVESTMENT LLC

By:	/s/ Warren Thaler
Warren Thaler
Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

INTERWEST PARTNERS IX, LP

By:	Interwest Management Partners IX, LLC

By:	/s/ Gilbert H. Kliman
Gilbert H. Kliman,
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

MONTREUX EQUITY PARTNERS IV, LP

By:	Montreux Equity Management IV, LLC, its General Partner

By:	/s/ John Savarese	/s/ Daniel K. Turner III
	John Savarese	Daniel K. Turner III

MONTREUX IV ASSOCIATES, LP

By:	Montreux Equity Management IV, LLC, its General Partner

By:	/s/ John Savarese	/s/ Daniel K. Turner III
	John Savarese	Daniel K. Turner III

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

OrbiMed Private Investments III, LP

By:	OrbiMed Capital GP III LLC,
its General Partner

By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Jonathan Silverstein
Name: Jonathan Silverstein
Title:

OrbiMed Associates III, LP

By:	OrbiMed Advisors LLC,
its General Partner

By:	/s/ Jonathan Silverstein
Name: Jonathan Silverstein
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

FJORDINVEST, LLC

By:	/s/ Olav Bergheim
Olav Bergheim, Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

FG GROUP, LLC

By:	/s/ Morteza A. Gharib
Morteza A. Gharib,
Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

ORASIS, LLC

By:	/s/ Richard A. Hill
Richard A. Hill,
Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

/s/ Honsheng Tu
Honsheng Tu

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

MERITECH CAPITAL PARTNERS III L.P.

By:	Meritech Capital Associates III, L.L.C.
its General Partner

By:	Meritech Management Associates III, L.L.C.
its General Partner

By:	/s/ Paul S. Madera
Paul S. Madera, a managing member

MERITECH CAPITAL AFFILIATES III L.P.

By:	Meritech Capital Associates III, L.L.C.
its General Partner

By:	Meritech Management Associates III, L.L.C.
its General Partner

By:	/s/ Paul S. Madera
Paul S. Madera, a managing member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

/s/ Thomas W. Burns
Thomas W. Burns, Co-Trustee of the Burns Family Trust, established September 13, 2000

/s/ Janet M. Burns
Janet M. Burns, Co-Trustee of the Burns Family Trust, established September 13, 2000

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

/s/ David Haffner
David Haffner

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

/s/ Richard L. Harrison
Richard L. Harrison

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

/s/ Chris Calcaterra
Chris Calcaterra

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT

/s/ Harold A. Heitzman
Harold A. Heitzman CGM IRA Rollover

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
VOTING AGREEMENT